UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 11, 2007

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

6001 36th Avenue West
Everett, Washington
www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

On June 11, 2007, Intermec, Inc. will present the materials attached as Exhibit 99.1 to this Current Report at the Bear Stearns Technology Conference hosted by Bear Stearns in New York, NY.

This Current Report on Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of our filings with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Forward-looking statements contained in this filing, the attached Exhibit, and in the presentation (collectively, the “Presentation”) are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995 (alternatively: Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and are dependent upon a variety of important factors that could cause actual results to differ materially from those reflected in such forward-looking statements.

Forward-looking statements include but are not limited to statements about: maintaining or improving our revenues, gross margins or profits of our continuing operations, or our outlook for the current period or any future period; competing effectively with our current products and planned products, and introducing new products; effectively completing restructuring activities, including the closure of certain facilities and redeployment of related functions; maintaining or reducing expenses; maintaining or improving operational efficiency; increasing product development capacity; using our investment in research and development to generate future revenue; and the applicability of accounting policies used in our financial reporting. When used in the Presentation and in documents it references, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to Intermec or our management are intended to identify such forward-looking statements.

We expressly disclaim any obligation to publicly update or revise any forward-looking statements or the information contained in these materials or this presentation, whether as a result of new information, future events, changed circumstances or any other reason after the date on which they are made.

Forward-looking statements involve and are dependent upon certain risks and uncertainties and are not guarantees of future performance. A number of factors can impact our business and determine whether we can or will achieve any forward-looking statement made in this report. Any one of these factors could cause our actual results to differ materially from those expressed or implied in a forward-looking statement.  A more complete description of what we consider to be forward looking statements and risk factors related to our business is contained in our press releases and in our SEC filings, including our report on Form 10-K for the year ended December 31, 2006 and subsequent reports on Form 10-Q. Copies of these filings may be obtained by contacting us or the SEC.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits

Exhibit
Number	Description
99.1	Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: June 11, 2007	By:	/s/ Lanny H. Michael
Lanny H. Michael
Senior Vice President and
Chief Financial Officer